================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 10, 2003

                                   ----------

                            LASALLE HOTEL PROPERTIES
             (Exact name of registrant as specified in its charter)

         Maryland                       1-14045                36-4219376
(State or other jurisdiction          (Commission              (IRS Employer
of incorporation)                     file number)          Identification No.)

4800 Montgomery Lane, Bethesda, Maryland                       20814
(Address of principal executive offices)                    (Zip Code)

                                 (301) 941-1500
               Registrant's telephone number, including area code

================================================================================

     Item 5. Other Events

     On November 10, 2003, LaSalle Hotel Properties (the "Company") and LaSalle Hotel Operating Partnership, L.P. (the "Operating Partnership") entered into an underwriting agreement (the "Underwriting Agreement") with Wachovia Capital Markets, LLC (the "Underwriter"), relating to the offer and sale by the Company of 3,000,000 of the Company's Common Shares of Beneficial Interest ("Common Shares"). The closing of the sale of the Common Shares is expected to occur on or about November 14, 2003.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (c) Exhibits

             The following exhibit is included with this Report:

             1.1 Underwriting Agreement dated as of November 10, 2003 by and among LaSalle Hotel Properties, LaSalle Hotel Operating Partnership, L.P. and Wachovia Capital Markets, LLC.

             5.1 Opinion of Sidley Austin Brown & Wood LLP as to the validity of the Common Shares.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 12, 2003

                                        LASALLE HOTEL PROPERTIES


                                        By:   /s/ Hans S. Weger
                                             -----------------------------------
                                             Hans S. Weger
                                             Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number    Description
-------   -----------

    1.1 Underwriting Agreement dated as of November 10, 2003 by and among Lasalle Hotel Properties, Lasalle Hotel Operating Partnership, L.P. and Wachovia Capital Markets, LLC

    5.1 Opinion of Sidley Austin Brown & Wood LLP as to the validity of the Common Shares.